CERTIFICATION PURSUANT TO SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

I, Thomas W. Laming, President of TrendStar Investment Trust (the "Fund"),

certify that:

1.	The N-CSR of the Fund for the period ended September 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By: Thomas W. Laming

Thomas W. Laming, President

Date: 12/04/2008

CERTIFICATION PURSUANT TO SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

I, James R. McBride, Treasurer of TrendStar Investment Trust (the "Fund"),

certify that:

1.	The N-CSR of the Fund for the period ended September 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By: James R. McBride

       James R. McBride, Treasurer

Date:  12/04/2008